                                                                  EXHIBIT 10.22
                           RELATED PARTY TRANSACTIONS
                             MODIFICATION AGREEMENT


AGREEMENT DATE:                  MAY 28, 1996

VERDE:                           VERDE INVESTMENTS, INC.
                                 2525 EAST CAMELBACK ROAD, SUITE 1150
                                 PHOENIX, ARIZONA 85016

DUCK:                            UGLY DUCKLING CORPORATION,
                                 INCLUDING SUBSIDIARIES, SUCCESSORS AND ASSIGNS 2525 EAST CAMELBACK ROAD, SUITE 1150
                                 PHOENIX, ARIZONA  85016


                                    RECITALS.

        The parties acknowledge that the following recitals are correct statements of fact and are a material part of this Related Party Transactions Modification Agreement (this "Agreement"):

        A. Verde and Duck are related to and affiliates of each other as a result of common ownership and management.

        B. Verde holds a Subordinated Debenture of Duck dated August 31, 1993 in the original principal amount of $15 million and a First Amended 18% Junior Subordinated Revolving Debenture of Duck dated October 1, 1995 in the original principal amount of $5 million (collectively, the "Debentures"). The principal balance of the Debentures as of the Agreement Date is $14 million.

        C. Verde holds 1,000,000 shares of the Series A Preferred Stock of Duck issued for $10 million on December 31, 1995 (the "Preferred Stock").

        D. Verde owns or controls the following real properties (the "Verde Properties"):

           1.  Grant/Oracle Dealership
           2.  Park/Ajo Dealership
           3.  24th Street/Van Buren Dealership
           4.  Alma School/Broadway Dealership
           5.  19th Avenue/Mountain View Dealership
           6.  51st Avenue/Glendale Dealership
           7.  Glendale Avenue Dealership
           8.  Tucson Credit Corp. Offices
           9.  Gilbert Credit Corp. Offices
           10. Tempe Reconditioning Facilities

The Verde Properties are leased to Duck pursuant to several written Lease Agreements (the "Verde Leases").

        E. Duck is preparing for an initial sale of its common stock in a public offering registered with the Securities and Exchange Commission (the "IPO"). For purposes of this Agreement, the IPO shall be deemed completed on the first day of the first calendar month after Duck sells any of its common stock in a public offering registered under the Securities Act of 1933 as amended (the "IPO Completion Date").

        F. In connection with the IPO, Duck has requested that Verde modify the Debentures, Preferred Stock and Leases and agree to sell the Verde Properties to Duck, all effective as of the IPO Completion Date (the "Modifications").

        G. Verde is willing to consent to the Modifications under the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and respective benefits of the parties to be obtained herefrom, Verde and Duck mutually agree and intend to be legally bound as follows:

SECTION 1.  MODIFICATION OF DEBENTURES.

        The Debentures now accrue interest at 18% per annum, are payable in monthly installments of interest only and mature on December 31, 2003 and December 31, 1999, respectively. Effective as of the IPO Completion Date, the Debentures shall accrue interest at 10% per annum, be payable in monthly installments of interest only and annual installments of principal of $2 million, mature on the seventh anniversary of the IPO Completion Date, may be prepaid at any time without penalty, and shall convert from a revolving line of credit to a single advance facility. To further evidence the modification of the Debentures, on or before the IPO Completion Date, the parties shall execute a single 10% Subordinated Debenture in substantially the form attached hereto and incorporated herein as Exhibit A in exchange for and replacement of the Debentures (the "Modified Debenture").

SECTION 2.  MODIFICATION OF PREFERRED STOCK.

        The Preferred Stock now accrues dividends at 12% per annum and the dividends increase by 1% each year beginning in 1997. Effective as of the IPO Completion Date, the Preferred Stock shall accrue dividends at 10% per annum through December 31, 1997. Dividends shall increase to 12% per annum on January 1, 1998, and remain at 12% thereafter. To further evidence the modification of the Preferred Stock, on or before the IPO Completion Date, Duck shall issue a new certificate of preferred stock in substantially the form attached hereto and incorporated herein as Exhibit B (the "Modified Preferred Stock").

SECTION 3.  VERDE PROPERTIES PURCHASE.

        Effective as of the IPO Completion Date, Verde shall agree to sell to Duck and Duck shall agree to purchase from Verde the Verde Properties (the "Verde Properties Purchase"). Duck shall pay to Verde as the total purchase price for the Verde Properties the lesser of the fair market value of the Verde Properties as determined by an independent professional appraiser retained by Duck, or $7,450,000.00. The purchase price shall be payable in full in immediately available funds. The Verde Properties shall be conveyed to Duck on a date or dates mutually acceptable to Verde and Duck within one year after the IPO Completion Date. The obligation of Duck to purchase the Verde Properties is contingent on Duck obtaining financing secured by the Verde Properties under terms and conditions acceptable to Duck. If Duck is unable to obtain acceptable financing for the Verde Properties Purchase or otherwise fails to complete the Verde Properties Purchase within one year after the IPO Completion Date, then the Verde Properties Purchase shall expire. In such event, the Verde Leases shall continue in accordance with their respective terms. To further evidence the Verde Properties Purchase, on or before the IPO Completion Date, the parties shall execute the Agreement For Purchase And Sale Of Properties in substantially the form attached hereto as Exhibit C (the "Verde Properties Purchase Agreement") and the parties shall establish an escrow for the Verde Properties Purchase as required by the Verde Properties Purchase Agreement.

SECTION 4.  MODIFICATION OF VERDE LEASES.

        Effective as of the IPO Completion Date, the monthly rent payable by Duck to Verde under the Verde Leases shall be reduced from the following current rent to the following reduced rent:

Properties                                  Current Rent             Reduced Rent
- ----------                                  ------------             ------------
Grant/Oracle Dealership                        $9,481.00                $6,667.67
Park/Ajo Dealership                           $15,000.00               $12,500.00
24th Street/Van Buren Dealership               $9,481.00                $6,667.67
Alma School/Broadway Dealership               $21,070.00               $13,333.00
19th Avenue/Mountain View Dealership          $14,749.00                $7,284.67
51st Avenue/Glendale Dealership               $10,535.00                $5,000.00
Glendale Avenue Dealership                     $9,482.00                $6,250.00
Tucson Credit Corp. Offices                   $10,535.00                $8,333.33
Gilbert Credit Corp. Offices                   $7,375.00                $6,667.67
Tempe Reconditioning Facilities                $5,268.00                $5,000.00
                                             -----------               ----------
TOTAL                                        $112,976.00               $77,704.01

In addition, effective as of the IPO Completion Date, no contingent or percentage rents will accrue or be payable under the Leases. To further evidence the reduction of rents under the Verde Leases, the Verde Leases shall be amended by the parties executing, on or before the IPO Completion Date, the First Amendments to Leases in substantially the form attached hereto and incorporated herein as Exhibit D (the "Lease Amendments").

SECTION 5.  EFFECT.

        This Agreement shall be effective as of the Agreement Date but the Modified Debenture, Modified Preferred Stock, Verde Properties Purchase Agreement and Lease Amendments shall not be effective until the IPO Completion Date. If for any reason the IPO Completion Date does not occur on or before December 31, 1996, then either party may terminate this Agreement on or at any time after January 1, 1997. The parties acknowledge that this Agreement, including all Exhibits, may be included in and disclosed by the registration statement or other documents filed with the Securities and Exchange Commission in connection with the IPO.

SECTION 6. GENERAL MATTERS.

        This Agreement may not be assigned by either party without the other party's prior written consent, which consent shall not be unreasonably withheld. The unenforceability or invalidity of any provision of this Agreement shall not render any other provisions herein unenforceable or invalid. The validity, interpretation, enforcement and effect of this Agreement shall be governed by the laws of the State of Arizona. Any legal proceeding in connection with this Agreement shall be brought and prosecuted in a court of competent jurisdiction in Maricopa County, Arizona and the parties consent to the jurisdiction of such court. The terms and provisions of this Agreement represent the results of extensive negotiations between Verde and Duck, neither of which has acted under duress or compulsion, whether legal, economic or otherwise. All understandings and agreements heretofore had between the parties are merged into this Agreement, which alone fully and completely expresses their agreement. This Agreement is entered into after full investigation, neither party relying upon any statements or representations made by the other not embodied in this Agreement. This Agreement may not be changed orally, but only by an agreement in writing, signed by the parties.

Verde:                              Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Its:   ___________________________________

Duck:                               Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Its:   ___________________________________

                                    EXHIBITS


A.      Modified Debenture

B.      Modified Preferred Stock

C.      Verde Properties Purchase Agreement

D.      Lease Amendments

THIS UGLY DUCKLING CORPORATION 10% SUBORDINATED DEBENTURE (THIS "DEBENTURE") IS ISSUED IN EXCHANGE FOR AND RETIREMENT OF THAT CERTAIN UGLY DUCKLING HOLDINGS, INC. 18% SUBORDINATED DEBENTURE DATED AUGUST 31, 1993, IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000.00, AND THAT CERTAIN FIRST AMENDED UGLY DUCKLING HOLDINGS, INC. 18% JUNIOR SUBORDINATED REVOLVING DEBENTURE DATED OCTOBER 1, 1995 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000.00 (COLLECTIVELY, THE "ORIGINAL DEBENTURES"), AS OF THE IPO COMPLETION DATE, WHICH DATE SHALL BE STATED ON THE FACE OF THIS DEBENTURE WHEN DETERMINED. THE IPO COMPLETION DATE SHALL BE THE FIRST DAY OF THE FIRST CALENDAR MONTH AFTER UGLY DUCKLING CORPORATION COMPLETES THE SALE OF ITS EQUITY SECURITIES IN A PUBLIC OFFERING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS DEBENTURE IS NOT EFFECTIVE UNTIL THE IPO COMPLETION DATE AND THE ORIGINAL DEBENTURES SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE IPO COMPLETION DATE.

                            UGLY DUCKLING CORPORATION
                           10% SUBORDINATED DEBENTURE

$14,000,000.00                                              _____________, 199__
                                                                PHOENIX, ARIZONA

         FOR VALUE RECEIVED, Ugly Duckling Corporation, a Delaware corporation ("Maker"), hereby promises to pay to the order of Verde Investments, Inc., an Arizona corporation ("Payee"), the principal sum of Fourteen Million Dollars ($14,000,000.00) ("Principal") and interest thereon at a fixed rate of ten percent (10%) per annum ("Interest"), all in United States currency.

         1. Loan. This Debenture evidences a single advance loan of Fourteen Million Dollars ($14,000,000.00) (the "Loan").

         2. Payments. This Debenture shall be payable in monthly installments of Interest only and annual installments of Principal. On the last day of each calendar month, Maker shall pay all accrued and unpaid Interest. On each anniversary of the date hereof, Maker shall pay not less than Two Million Dollars ($2,000,000.00) of Principal. If not sooner paid, the balance of the Principal and all accrued and unpaid Interest shall be due and payable on the seventh anniversary of the IPO Completion Date (the "Maturity Date"). If the due date of any payment is on a day other than a business day, such payment shall be due and made on the next succeeding business day but such extension of time for payment shall not constitute a waiver of any Interest. If at any time Payee is in default with respect to any Senior Indebtedness, as hereinafter defined, then Payee may suspend payment of this Debenture until all such defaults are cured and all Senior Indebtedness is current (the "Permitted Suspension"). Interest shall continue to accrue during the Permitted Suspension. All payments under this Debenture shall be made to Payee at 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016, or at such other address as Payee may designate from time to time.

         3. Prepayments. Principal may be prepaid at any time.

         4. Late Charge. In the event any payment becoming due hereunder is not made in full within ten (10) days after receipt of notice from Payee that such payment is late, then without prejudice to any other remedy available to the Payee, Maker shall immediately pay to Payee a charge of five percent (5%) of the amount due and not paid to compensate Payee for the delay and inconvenience caused by the late payment (the "Late Charge"). The Late Charge shall not be applied to but shall be in addition to Principal and Interest.

         5. Subordination. The indebtedness evidenced by this Debenture shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all of the Maker's Senior Indebtedness. For purposes hereof, the Maker's "Senior Indebtedness" shall mean the principal of and unpaid interest on (i) indebtedness of the Maker or indebtedness with respect to which the Maker is a guarantor, whether outstanding on the date hereof or hereafter created, to banks, insurance companies or other lending institutions regularly engaged in the business of lending money, which is for money borrowed by the Maker, whether or not secured, and (ii) any deferrals, renewals or extensions of any such indebtedness issued in exchange for such Senior Indebtedness.

         6. Liquidation. In the event of any liquidation, reorganization, dissolution or winding up of the Maker (whether in bankruptcy, insolvency, reorganization or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Maker, or otherwise) the assets of Maker may be distributed in payment of the Senior Indebtedness, but not the Junior Debenture, prior to any distribution to Payee as follows:

            (a) All Senior Indebtedness shall first be paid in full in cash, or provision made for such payment, before any holder of this Debenture shall be entitled to receive any payment or distributions from or by the Maker on account of the Principal of, or Interest on, the indebtedness evidenced by this Debenture;

            (b) Any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to which any holder of this Debenture would be entitled except for the provisions of this Section shall be paid or delivered by the Maker or by any trustee in bankruptcy, receiver, assignee on behalf of creditors, or other liquidating agent making such payment or distribution, directly to the holders of Senior Indebtedness or their representatives, or to such trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

            (c) In the event that any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, shall be received by any holder of this Debenture before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

            (d) Subject to the payment in full of all Senior Indebtedness, the holder of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Maker made on the Senior Indebtedness until the Principal of and Interest of this Debenture shall be paid in full, and for purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of cash, property or securities, which otherwise would be payable or distributable to the holder of this Debenture, shall as between the Maker, its creditors other than the holders of Senior Indebtedness, and the holder of this Debenture, be deemed to be a payment by the Maker to or on account of this Debenture, it being understood that the provisions of this Section are intended solely for the purpose of defining the relative rights of the holder of this Debenture, on the one hand, and the holders of Senior Indebtedness, on the other hand.

         7. Non-Impairment. Nothing contained in this Debenture is intended to or shall impair, as between the Maker, the Maker's creditors other than the holders of Senior Indebtedness, and any holder of this Debenture, the obligation of the Maker to pay to the holder of this Debenture the Principal and Interest on this Debenture, as and when the same shall become due and payable in accordance with its terms, and which (subject to the rights of the holders of Senior Indebtedness) is intended to rank equally with all other general obligations of the Maker. Nor is this Debenture intended to or shall affect the relative rights of the holder of this Debenture and creditors of the Maker other than the holders of Senior Indebtedness. Nothing contained herein shall prevent the holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon the occurrence of an Event of Default (as that term is hereinafter defined), subject to the rights, if any, under this Debenture of the holders of Senior Indebtedness in respect of cash, property or securities of the Maker received upon the exercise of any such remedy.

         8. Events of Default. Each of the following events shall constitute a material default under this Debenture ("Events of Default").

            (a) The Maker fails to pay any amount or perform any obligation under this Debenture with respect to the payment of Principal, Interest, Late Charges or any other amount and does not cure that failure within ten (10) days after written notice from the Payee unless such failure is the result of a Permitted Suspension; or

            (b) The Maker shall apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Maker, or make a general assignment for the benefit of creditors; or

            (c) The Maker shall permit or suffer to exist the commencement of bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, except for any involuntary proceeding initiated or consented to by the Payee, or any dissolution, winding up or liquidation proceeding in respect of the Maker; or

            (d) Maker breaches any representation, warranty or covenant of Maker stated in this Debenture and Maker has not cured such breach within thirty (30) days, or any longer cure period provided herein, after written notice from Payee.

         9. Remedies. Upon the occurrence of an Event of Default, Payee shall have the following rights and remedies.

            (a) Interest shall automatically accrue at the rate of fifteen percent (15%) per annum (the "Default Interest") and the outstanding Principal, all accrued and unpaid Interest, all unpaid Late Charges and all other amounts payable pursuant hereto shall then accrue Default Interest from the date of occurrence of the Event of Default until the Event of Default is fully cured or, if payment of all amounts due hereunder has been accelerated, then until this Debenture is paid in full.

            (b) Payee may accelerate the Maturity Date and demand immediate payment of all amounts due under the Debenture, all without additional notice, demand or cure period.

            (c) Payee may, but shall not be required to, perform any obligation and or pay any amount that Payee determines is reasonably required to cure any or all defaults of Maker, and all amounts paid and costs incurred by Payee in curing any and all defaults of Maker shall be included in this Debenture and shall be payable by Maker, together with Default Interest until paid.

            (d) Payee may exercise all other rights and remedies of Payee at law or in equity and this Debenture is a full recourse obligation enforceable by Payee against Maker, subject to the limitations stated herein.

        10. Representations, Warranties and Covenants of Maker. As of the date hereof and at all times until all amounts payable hereunder are paid in full, Maker represents, warrants and covenants unto Payee as follows:

            (a) Maker is a corporation duly organized and validly existing under the laws of the State of Delaware and is qualified to transact business in the State of Arizona. Maker has all requisite power and authority and rights to own and operate its properties and to carry on its businesses as now conducted and to execute, deliver and perform this Debenture.

            (b) The execution, delivery and performance of this Debenture are within the Maker's powers and have been duly authorized by all necessary action of Maker. The execution, delivery and performance of this Debenture by Maker will not violate the Certificate of Incorporation or Bylaws of Maker or any subsidiaries of Maker or violate any legal requirements affecting Maker or any of its subsidiaries or violate any agreement to which Maker or the Subsidiaries are bound or to which they are a party. All governmental or regulatory orders, consents, permits, authorizations and approvals required for the execution, delivery and performance of this Debenture by Maker have been obtained and are in full force and effect and no additional governmental or regulatory actions, filings or registrations with respect to the execution, delivery and performance of this Debenture are required.

            (c) This Debenture has been duly executed and delivered by Maker and is a legally valid and binding obligation of Maker enforceable against Maker in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or similar laws affecting creditor's rights generally and by general principals of equity.

            (d) The financial statements and all financial data previously delivered to Payee in connection with the Debenture and or relating to Maker are true, correct and complete in all material respects and fairly present the financial position of the parties who are the subject thereof, and no material adverse change has occurred in such financial statements and, except for this Debenture and other borrowing in the ordinary course of business, no recourse borrowings have been made by Maker since the date thereof.

            (e) Within sixty (60) days after each fiscal quarter of Maker, Maker shall deliver to Payee a balance sheet and income statement of Maker including a statement of the total indebtedness of Maker and a statement that no Event of Default has occurred under this Debenture, all certified by Maker's chief financial officer. Within one hundred five (105) days after each fiscal year of Maker, Maker shall deliver to Payee a similar balance sheet and income statement and a statement that no Event of Default has occurred under this Debenture, all certified by Maker's chief financial officer.

         11. Governing Law. This Debenture is governed by the laws of the State of Arizona.

         12. No Waiver. If the Payee delays in exercising or fails to exercise any of its rights under this Debenture, such delay or failure shall not constitute a waiver of any of the Payee's rights, or of any breach, default or failure of condition of or under this Debenture. No waiver by the Payee of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by the Payee. All of the Payee's remedies in connection with this Debenture or under applicable law shall be cumulative, and the Payee's exercise of any one or more of those remedies shall not constitute an election of remedies.

         13. Binding Effect. This Debenture inures to the benefit of, and binds, the respective successors and assigns of the Maker and the Payee.

         14. Attorney's Fees and Costs. Upon the occurrence of any Event of Default, if an attorney is retained by Payee to enforce this Debenture or to represent Payee in any legal action relating to this Debenture or Maker, then Maker shall pay to Payee all reasonable attorney's fees and costs incurred by Payee, whether or not any judicial proceeding has been commenced.

         15. Notice. Any notice to Maker provided for in this Debenture shall be given by personal delivery, by mailing such notice by certified mail addressed to Maker at the address stated below or by "overnight" delivery service. Notices shall be deemed delivered and received upon actual receipt in the case of personal delivery, within three (3) days after deposit into the Untied States mail or within twenty-four (24) hours after delivery to an "overnight" delivery service.

         16. Time. Time is of the essence of each term of this Debenture.

         17. Modification and Assignment. This Debenture may not be amended and no obligation hereunder shall be discharged or waived unless such amendment, discharge or waiver is evidenced by a written instrument signed by any of the entities constituting Payee. Maker acknowledges that Payee may assign and negotiate this Debenture and that this Debenture shall be enforceable by any such assignee.

                                         Ugly Duckling Corporation,
                                         a Delaware corporation
                                         2525 East Camelback Road, Suite 1150
                                         Phoenix, Arizona  85016

                                         By:      ______________________________
                                         Name:    ______________________________
                                         Its:     ______________________________
                                         Date:    ______________________________

Accepted and Approved by Payee:
Verde Investments, Inc.,
an Arizona corporation

By:      ___________________________________
Name:    ___________________________________
Its:     ___________________________________
Date:    ___________________________________

                                                                       EXHIBIT B

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF ABSENT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER APPLICABLE SECURITIES LAWS AND/OR PURSUANT TO AN EXEMPTION THEREFROM. THE CORPORATION IS AUTHORIZED TO ISSUE PREFERRED STOCK IN VARIOUS SERIES. THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO FIX AND DETERMINE THE RIGHTS, PREFERENCES, LIMITATIONS AND RESTRICTIONS OF SUBSEQUENT SERIES OF PREFERRED STOCK. THIS UGLY DUCKLING CORPORATION SERIES B PREFERRED STOCK IS ISSUED IN EXCHANGE FOR AND RETIREMENT OF ALL SERIES A PREFERRED STOCK ISSUED BY UGLY DUCKLING HOLDINGS, INC. TO VERDE INVESTMENTS, INC.

                            UGLY DUCKLING CORPORATION
                             A DELAWARE CORPORATION

                            SERIES B PREFERRED STOCK

AUTHORIZED:  1,000,000 Shares                          ISSUED:  1,000,000 Shares
CERTIFICATE NO. 1                                ISSUANCE PRICE:    $10.00/Share
DATE:  _____________________                        TOTAL PRICE:  $10,000,000.00

         This certifies that Verde Investments, Inc., an Arizona corporation, is the owner of 1,000,000 fully paid and nonassessable shares of the Series B Preferred Stock (the "Series B Preferred Stock") of Ugly Duckling Corporation, a Delaware corporation (the "Corporation"). The Corporation has received from Verde Investments, Inc. for the shares of Series B Preferred Stock evidenced by this Certificate shares of Series A Preferred Stock issued by Ugly Duckling Holdings, Inc. The Series B Preferred Stock is transferable only upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate duly endorsed. The Series B Preferred Stock shall have the following designations, powers, preferences and rights, and shall be subject to the following qualifications, limitations and restrictions:

         1. Designation and Rank.

            The Series B Preferred Stock shall rank prior to the Corporation's common stock (the "Common Stock") and to all other classes and series of equity securities of the Corporation now or hereafter authorized, issued or outstanding (such other classes and series of equity securities collectively may be referred to herein as the "Junior Stock"), other than any classes or series of equity securities of the Corporation ranking on a parity with (the "Parity Stock") or senior to (the "Senior Stock") the Series B Preferred Stock as to dividend rights and rights upon liquidation, winding up or dissolution of the Corporation. The Series B Preferred Stock shall be junior to all outstanding debt of the Corporation. the Series B Preferred Stock shall be subject to creation of Senior Stock, Parity Stock and Junior Stock to the extent not expressly prohibited by the Corporation's Articles of Incorporation, and the provisions hereof.

         2. Dividends.

            a. The holders of record of shares of the Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of any funds of the Corporation legally available therefor, cumulative cash dividends ("Dividends") at the per annum rates set forth below, which shall accrue from the date hereof, and be payable quarterly in arrears on the last day of March, June, September and December, in each year (each of such dates, a "Dividend Payment Date").

           Issuance Date - December 31, 1997         10%
           January 1, 1998  and thereafter           12%

         Each declared Dividend shall be payable to holders of record as they appear on the stock books of the Corporation at the close of business on the applicable record date, which shall be not more than 30 nor less than 10 calendar days preceding the Dividend Payment Date therefor, as determined by the Board or a duly authorized committee thereof (each of such dates, a "Record Date"). Dividends on each share of Series B Preferred Stock shall accrue and be cumulative from the date of issuance thereof, whether or not there shall be profits, surplus or other funds of the Corporation legally available for the payment of such Dividends at the time such Dividends shall accrue or become due and whether or not such Dividends are declared. Accrued and unpaid Dividends for any prior Dividend periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

            b. Unless full Dividends on the Series B Preferred Stock at the rates set forth in paragraph 2(a) above shall have been paid or declared and a sum sufficient for the payment thereof set apart: (i) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any Common Stock or any other Junior Stock and (ii) no Common Stock shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock or any other Junior Stock from directors, officers or employees of the Corporation pursuant to agreements under which the Corporation has the option to repurchase such shares upon the occurrence of certain events, including the termination of employment.

         3. Liquidation Preference.

            a. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of Common Stock of the Corporation or any other Junior Stock, an amount equal to the Issuance Price for each share of Series B Preferred Stock plus all Dividends due and not paid on such shares (the "Liquidation Payment"). If upon such liquidation, dissolution or winding up of the Corporation the assets of the Corporation are insufficient to pay the Liquidation Payment in full on each share of Series B Preferred Stock, then such assets as are available for distribution to the holders of the Series B Preferred Stock shall be distributed ratably among such holders. Unless specifically designated as Junior Stock or Senior Stock with respect to the distribution of assets, all other series or classes of Preferred Stock shall rank on a parity with the Series B Preferred Stock with respect to the distribution of assets. All of the preferential amounts to be paid to the holders of the Series B Preferred Stock and any Parity Stock under this paragraph shall be paid or set apart for payment before the payment or setting apart for payment of any amount for or the distribution of any assets of the Corporation to the holders of the Common Stock in connection with such liquidation, dissolution or winding up.

            b. A consolidation or merger of the Corporation with or into any other corporation where less than 50% of the outstanding voting securities of the surviving corporation are held by the shareholders of the Corporation existing immediately prior to the consolidation or merger or a sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 2.

         4. Voting Rights.

            a. Except as provided in b. below, or as otherwise from time to time required by applicable law, the shares of Series B Preferred Stock shall not entitle the holder thereof to any voting rights in the Corporation.

            b. The approval of 66 2/3% of the outstanding shares of the Series B Preferred Stock, voting separately as a class, shall be required to authorize any action of the Corporation which (i) changes the rights, preferences or privileges of the shares of the Series B Preferred Stock, or (ii) creates any new class of stock having preference over or being on a parity with the shares of the Series B Preferred Stock as to distributions upon the liquidation, winding up or dissolution of the Corporation. If Dividends for an entire calendar year have not been declared and paid within 30 days after the end of the calendar year, then until said Dividends are paid, holders of Series B Preferred Stock shall be entitled to vote in the election of members of the Board of Directors of the Corporation. In such event, each share of Series A Preferred Stock shall entitle the holder thereof to ten votes in the election of members of the Board of Directors and said votes may be cumulated in accordance with applicable law. At any time that holders of Series B Preferred Stock are entitled to vote in the election of members of the Board of Directors, the holders of 25% of the outstanding shares of the in interest of Series B Preferred Stock may call a special meeting of the Board of Directors in accordance with the Bylaws of the Corporation.

         5. Right of Redemption. The Corporation shall have the right to redeem the Series B Preferred Stock, in whole or in part, from time to time and at any time, except as otherwise prohibited by law, at the Issuance Price per share, plus an amount equal to all accrued and unpaid Dividends (whether or not any such Dividend has been declared, but without interest thereon) to the date such payment is made available in full to holder of shares of Series B Preferred Stock

(the "Redemption Price"). If fewer than all of the shares of Series B Preferred Stock are to be redeemed at any time, selection of shares for redemption shall be made by the Board of Directors of the Corporation on a pro rata basis or in such other equitable manner as the Board shall determine. The Corporation shall cause a notice of the record date set by the Board of Directors for the payment of the Redemption Price (the "Redemption Date") to be mailed to the holders of the Series B Preferred Stock to be redeemed at least 30 days prior to the Redemption Date. Following the Redemption Date, unless this Corporation defaults in payment the Redemption Price on the Redemption Date, the holders of the shares of Series B Preferred Stock called for redemption shall cease to have any rights as stockholders of the Corporation with respect to such shares called for redemption except the right to receive the Redemption Price upon surrender of the certificate or certificates representing the shares of Series B Preferred Stock called for redemption, endorsed for transfer to the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

         6. Transfer. The Corporation shall keep a register in which the Corporation shall register the transfer of any shares of Series B Preferred Stock. Upon presentment for registration of transfer of a certificate representing shares of Series B Preferred Stock (accompanied by such stock assignments or stock powers as the Corporation may require), the Corporation shall cancel such certificate and shall execute and issue to the transferor and/or transferee new certificates aggregating a number of shares of Series B Preferred Stock as is equal to the number represented by the canceled certificate.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and delivered by its duly authorized officers this ____ day of ___________, 199__.

                                      Ugly Duckling Corporation,
                                      a Delaware corporation

                                      By:      _________________________________
                                               Gregory B. Sullivan, President

                                      By:      _________________________________
                                               Steven P. Johnson, Secretary

Accepted and approved by Verde
Investments, Inc.

By:      _________________________
Name:    _________________________
Its:     _________________________

                                                                       EXHIBIT C

                         AGREEMENT FOR PURCHASE AND SALE

                                       OF

                                   PROPERTIES

AGREEMENT DATE:                ___________________, 1996

SELLER:                        VERDE INVESTMENTS, INC.,
                               AN ARIZONA CORPORATION,
                               2525 EAST CAMELBACK ROAD, SUITE 1150
                               PHOENIX, ARIZONA 85016

BUYER:                         UGLY DUCKLING CAR SALES, INC.
                               AN ARIZONA CORPORATION, AND
                               CHAMPION ACCEPTANCE CORPORATION,
                               AN ARIZONA CORPORATION
                               2525 E. CAMELBACK ROAD, SUITE 1150
                               PHOENIX, ARIZONA  85016

ESCROW AGENT:                  LAWYERS TITLE OF ARIZONA, INC.
                               VICKI ETHERTON - ESCROW OFFICER
                               ONE SOUTH CHURCH AVENUE, SUITE 2130
                               TUCSON, ARIZONA  85701
                               PHONE:        (520) 740-0424
                               FAX:          (520) 740-0436

PROPERTIES:                    GRANT/ORACLE DEALERSHIP
                               PARK/AJO DEALERSHIP
                               24TH STREET/VAN BUREN DEALERSHIP
                               ALMA SCHOOL/BROADWAY DEALERSHIP
                               19TH AVENUE/MOUNTAIN VIEW DEALERSHIP
                               51ST AVENUE/GLENDALE DEALERSHIP
                               GLENDALE AVENUE DEALERSHIP
                               TUCSON CREDIT CORP. OFFICES
                               GILBERT CREDIT CORP. OFFICES
                               TEMPE RECONDITIONING FACILITIES

                                                                       EXHIBIT A
                                    RECITALS:

         1. Seller owns those properties identified in Exhibit A-1 attached hereto and incorporated herein (the "Owned Properties") and leases those properties identified in Exhibit A-2 attached hereto and incorporated herein (the "Leased Properties") (collectively, the Owned Properties and Leased Properties may be referred to as the "Properties").

         2. Seller leases the Properties to Buyer pursuant to several written agreements (the "Leases").

         3. Under the terms and conditions stated in this Agreement, Buyer has offered to purchase from Seller the Properties and Seller has accepted such offer and agreed to sell the Properties to Buyer, all to be completed on a date mutually acceptable to Seller and Buyer within one year after the Agreement Date (the "Closing Date").

         NOW, THEREFORE, in consideration of the covenants, representations and warranties of the parties stated herein, the performances of the parties required hereby and the benefits accruing to the parties hereunder, Seller and Buyer mutually agree as follows:

SECTION 1. CONVEYANCE OF PROPERTIES.

         1.1 AGREEMENT TO CONVEY. Under the terms and conditions stated in this Agreement, Seller hereby agrees to sell the Properties to Buyer and Buyer hereby agrees to purchase the Properties from Seller, all on or before the Closing Date.

         1.2 OWNED PROPERTIES. The Owned Properties shall be conveyed by Seller's execution, delivery and recordation of one or more Special Warranty Deeds in the form of Exhibit B attached hereto and incorporated herein (the "Deeds").

         1.3 LEASED PROPERTIES. The Seller's leasehold interest in the Leased Properties shall be conveyed by Seller's and Buyer's execution, delivery and recordation of one or more Assignment and Assumption of Lease in the form of Exhibit C attached hereto and incorporated herein (the "Lease Assignments"). Seller shall obtain the consent of the owner of the Leased Properties to the assignment of Seller's leasehold interest in the Leased Properties by the owner's execution of the Lease Assignments.

         1.4 EXCLUDED PROPERTIES. Except as otherwise provided herein, the Properties do not include and Seller is not conveying to Buyer (a) any deposits of Seller held by utility companies in connection with the provision of utility services to the Properties; (b) any funds held in impound accounts; (c) any other funds held by Seller in connection with the Properties; or (d) any other real or personal properties of Seller not described in this Agreement. All excluded property shall be retained by Seller.

SECTION 2. PURCHASE PRICE AND PAYMENT.

         2.1 PURCHASE PRICE. Buyer shall pay to Seller as the total price for Seller's interests in the Properties the lesser of (a) the fair market value of the Owned Properties as determined by a professional appraiser retained by Buyer; or (b) Seven Million Four Hundred Fifty Thousand Dollars ($7,450,000.00) (the "Purchase Price"). The Purchase Price shall be allocated among the Properties pursuant to the schedule attached hereto and incorporated herein as Exhibit D.

         2.2 PAYMENT. The Purchase Price shall be paid by Buyer to Seller in certified and immediately available funds delivered to Escrow Agent on or before the Closing Date. The Purchase Price shall be applied and disbursed by Escrow Agent to payment and discharge of all liens, encumbrances and judgments, if any, payable by Seller. After such application and disbursement, the remainder of the Purchase Price shall be disbursed to Seller.

SECTION 3. CONTINGENCIES.

         3.1 TITLE MATTERS. Within 30 days after the Agreement Date, Seller shall deliver to Buyer a preliminary report of the status of title to the Properties issued by Escrow Agent as title insurer (the "Title Reports"). The Title Reports shall include copies of all matters of public record affecting title to the Properties and shall identify all requirements for the issuance to Buyer of ALTA extended owner and leasehold title insurance policies (the "Title Policies"). The Title Policies shall insure Buyer's fee title or leasehold interest to the Properties, subject to the standard exceptions in the Title Policies, all matters disclosed in the Title Reports, and all matters disclosed or discoverable by a diligent physical inspection and accurate instrument survey of the Properties, whether or not a diligent physical inspection and/or accurate instrument survey is completed by Buyer (collectively, the "Permitted Exceptions"). If Buyer reasonably objects to any matter disclosed in the Title Reports (the "Title Objections"), then Buyer shall notify Seller thereof by deliver to Seller of written notice of the Title Objections within 10 days after delivery of the Title Reports to Buyer. If Buyer fails to notify Seller of a Title Objection within said 10 days, then Buyer shall be deemed to have accepted the condition of title to the Properties and the requirements to be performed by Buyer for the issuance of the Title Policies. If Buyer does properly notify Seller of a Title Objection by timely delivery of written notice thereof to Seller, then Seller shall, within five (5) business days, elect to either terminate this Agreement or cure the Title Objection on or before the Closing Date. If Seller elects to cure the Title Objection and then fails to cure the Title Objection on or before the Closing Date, then on the Closing Date Buyer shall elect to either accept the Properties without the cure of the Title Objection or declare Seller in default.

         3.2 FINANCING. The obligation of Buyer to purchase the Properties is contingent on Buyer obtaining financing secured by the Properties under terms and conditions acceptable to Buyer in Buyer's sole discretion. Buyer shall use reasonable efforts to obtain financing acceptable to Buyer. If Buyer is unable to obtain financing for the purchase of the Properties under terms and conditions acceptable to Buyer within one year after the Agreement Date, then Buyer may terminate this Agreement. In such event, the Leases shall continue in accordance with their respective terms.

SECTION 4. CLOSING MATTERS.

         4.1 CLOSING DATE. The Closing Date shall be a date or dates mutually acceptable to Seller and Buyer within one year after the Agreement Date and the parties shall complete the purchase and sale of the Properties on or before the Closing Date.

         4.2 ESCROW AGENT. Seller and Buyer hereby retain Escrow Agent as their mutual agent for closing the conveyance of the Properties pursuant to this Agreement. This Agreement shall constitute the mutual instructions of the parties to the Escrow Agent and such instructions cannot be modified without the written consent of both parties. The Escrow Agent shall prepare statements of the closing of the transactions described herein for review and approval by the parties prior to the Closing Date (the "Closing Statements").

         4.3. SELLER'S CLOSING DOCUMENTS. On or before the Closing Date, Seller shall deliver to Escrow Agent the following, duly executed and acknowledged by Seller as required:

              4.3.1 The Deeds.
              4.3.2 The Lease Assignments.
              4.3.3 A certificate of Seller stating that Seller is not a foreign corporation.
              4.3.4 All other documents reasonably required for Seller and or
                    Escrow Agent to perform their respective obligations hereunder.

         4.4. BUYER'S CLOSING DOCUMENTS. On or before the Closing Date, Buyer shall deliver to Escrow Agent the following, duly executed and acknowledged by Buyer as required:

              4.4.1 The Lease Assignments.
              4.4.2 The Purchase Price.
              4.4.3 All other documents reasonably required for Buyer and or
                    Escrow Agent to perform their respective obligations hereunder.

         4.5 PRORATIONS. All real property taxes, personal property taxes and assessments on the Properties, if any, ("Taxes") and all expenses of operation of the Properties, if any, ("Operation Expenses") shall not be prorated as Buyer is responsible for all Taxes and Operation Expenses pursuant to the Leases.

         4.6 COSTS. The parties acknowledge that it is their intention that Seller receive the entire Purchase Price. Therefore, Buyer shall pay for all closing costs, including all charges of Escrow Agent for performing the services required by this Agreement, including recording and filing fees.

         4.7 POSSESSION AND RISK OF LOSS. Possession of the Properties shall be delivered to Buyer on the Closing Date after completion of the transactions described herein. All risk of loss to the Properties shall be retained by Seller prior to the Closing Date and shall be assumed by Buyer on the Closing Date after completion of the transaction described herein. Any Properties, casualty and liability insurance of the Properties maintained by Seller shall not be canceled on or prior to the Closing Date.

         4.8 1031 EXCHANGES. If either Seller or Buyer seeks to sell or purchase the Properties as part of a tax free exchange pursuant to Internal Revenue Code
Section 1031, the other party shall cooperate therein, provided such exchange does not change the terms and conditions of this Agreement and does not impose any additional expense or liability on the other party.

SECTION 5. REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION BY SELLER.

         5.1 AUTHORITY. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, and Seller has full power, authority and legal right to enter into this Agreement and to perform all covenants, obligations and agreements of Seller hereunder. Seller has taken all necessary action to authorize the execution, delivery and performance by Seller of this Agreement and all other documents or instruments required in connection with this Agreement, and upon execution and delivery of this Agreement and such other documents and instruments by Seller and the other parties thereto, this Agreement and each of such documents and instruments will have been duly authorized, executed and delivered by Seller and will constitute the legal, valid and binding obligation of Seller enforceable in accordance with its terms. Seller is not a foreign entity and no withholdings of the proceeds of the sale of the Properties is required under Section 1445 of the Internal Revenue Code.

         5.2 GOVERNMENT NOTICES. To the best of Seller's knowledge, Seller has not received any notice from any governmental agency or authority exercising jurisdiction over the Properties of any pending or threatened condemnation, public improvement, assessments or reduction of utilities services affecting the Properties.

         5.3 TITLE. Seller has good and marketable title to the Properties. No person or entity has any right, title or interest in or to the Properties or any part thereof or interest therein other than (a) the Permitted Exceptions and (b) the interest of the owner of the Leased Properties.

         5.4 DISCLAIMER. Except for the representations and warranties made by the Seller herein, Seller makes no representations or warranties of any kind regarding the condition, operation, financial performance, marketability or profitability of the Properties. Seller disclaims any representations, warranties or covenants of any person or entity other than those of Seller stated in this Agreement.

SECTION 6. REPRESENTATIONS.  WARRANTIES AND INDEMNIFICATION BY BUYER.

         6.1 AUTHORITY. Seller is a corporation duly organized, validly existing and in good standing under the laws of the Sate of Arizona and Buyer has full power, authority and legal right to enter into this Agreement and to perform all covenants, obligations and agreements of Buyer hereunder. Buyer has taken all necessary action to authorize the execution, delivery and performance by Buyer of this agreement and all other documents or instruments required in connection with this Agreement, and upon execution and delivery of this Agreement and such other documents and instruments by Buyer and the other parties thereto, this Agreement and each of such documents and instruments will have been duly authorized, executed and delivered by Buyer and will constitute the legal, valid and binding obligation of Buyer enforceable in accordance with its terms.

         6.2 LIABILITIES. Buyer represents and warrants unto Seller that, because Buyer has possession of the Properties pursuant to the Leases and the Leases are absolute triple net Leases, Seller does not and shall not have any liability with respect to any claim, obligation or cost, including but not limited to attorney's fees and costs, arising out of the Properties or any portion thereof or the business or any activity conducted thereon accruing before or after the Closing Date.

         6.3 DISCLAIMER. Buyer acknowledges that Buyer has occupied the Properties and used the Properties in Buyer's business for several years, that Buyer is authorized by this Agreement to conduct any and all investigations, inspections and studies of the Properties and all matters relating thereto and that Buyer is not relying upon any covenants, representations or warranties of Seller other than those stated in this Agreement. Buyer acknowledges that Buyer is an experienced, sophisticated, knowledgeable and professional investor and that Buyer has retained and relied upon its own financial, accounting, legal, management and operations advisors. Buyer acknowledges that Buyer is acquiring the Properties in their current condition, AS IS, subject to the Permitted Exceptions, but with the representations and warranties of Seller stated in this Agreement.

SECTION 7.  DEFAULT AND REMEDIES.

         7.1 SELLER. In addition to any other actions constituting a default hereunder, Seller shall be in default hereunder if on the Closing Date this Agreement is in full force and effect, Buyer has tendered full performance and Seller wrongfully fails to convey the Properties to Buyer in accordance with this Agreement. In such event, Buyer may elect, as its exclusive remedy, to either (a) terminate this Agreement; or (b) prosecute a claim for specific performance of this Agreement.

         7.2 BUYER. In addition to any other actions constituting a default hereunder, Buyer shall be in default hereunder if on the Closing Date this Agreement is in full force and effect, Seller has tendered full performance and Buyer fails to purchase the Properties in accordance with this Agreement. In such event, Seller may terminate this Agreement as its exclusive remedy.

SECTION 8.  GENERAL PROVISIONS.

         8.1 NOTICE. All notices and communications hereunder shall be in writing and shall be given by personal delivery, overnight delivery or mailed first class, registered or certified mail, postage prepaid, and shall be deemed given and received upon the earlier of actual delivery or three (3) days after deposit in the United States Mail as aforesaid. Notices shall be delivered or mailed to the addresses stated in this Agreement.

         8.2 NEGOTIATION AND INTEGRATION. The terms and provisions of this Agreement represent the results of negotiations between the parties, each of which has been represented by counsel or other representative of its own choosing and neither of which have acted under duress or compulsion, whether legal, economic or otherwise. This Agreement is entered into after full investigation, neither party relying upon any statements or representations made by the other not embodied in this Agreement. All prior and contemporaneous statements, representations, implications, understandings and agreements between the parties are superseded by and merged in this Agreement, which alone fully and completely expresses their entire agreement. There are no other agreements between the parties.

         8.3 ASSIGNMENT AND MODIFICATION. This Agreement shall be binding upon the successors and assigns of the parties. This Agreement may not be assigned by Buyer without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed. However, the Seller's consent is not required for an assignment to an entity controlled by Buyer or an entity in which Buyer is a principal or to principals of Buyer. This Agreement may not be changed orally, but only by an agreement in writing, signed by the parties.

         8.4 SEVERABILITY. If any provision of this Agreement is held by a court to be void or unenforceable, the balance of the Agreement shall remain valid and enforceable.

         8.5 OTHER AGREEMENTS. Except in the ordinary course, Seller shall not enter into any contracts, leases, agreements or amendments to existing agreements or encumbrances affecting the Properties while this Agreement remains in force without the express written consent of Buyer.

         8.6 NO AGENCY. It is expressly agreed and understood by the parties hereto that neither party is the agent, partner nor joint venture partner of the other. It is also expressly agreed and understood that neither Seller nor Buyer has any obligations or duties to the other except as specifically provided for in this Agreement.

         8.7 ATTORNEY'S FEES. In the event any party hereto finds it necessary to bring an action at law or other proceeding against the other party to enforce this Agreement or any instrument executed pursuant to this Agreement, or by reason of any breach hereunder, the party prevailing in any such action or other proceeding shall be paid all costs and reasonable attorney's fees by the defaulting party, and in the event any judgment is secured by such prevailing party all such costs and attorneys' fees shall be included in any such judgment, attorney's fees to be set by the court and not by the jury.

         8.8 TIME. Time is of the essence of this Agreement. However, if any action is required to be taken on a Saturday, Sunday, or legal holiday, the action shall be deemed timely if it is taken on the next regular business day.

         8.9 STATE LAW AND JURISDICTION. This Agreement shall be governed by the laws of the State of Arizona. Any judicial action relating to this Agreement shall be prosecuted in a court of competent jurisdiction in Maricopa County, Arizona as the court of exclusive jurisdiction and proper venue and the parties hereby consent to the jurisdiction and venue of said court.

         8.10 COUNTERPARTS. This Agreement may be executed in counterparts, and the signature of any person required by this Agreement shall be effective if signed on any and or all counterparts. All counterparts together shall be considered one and the same Agreement.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the dates set forth below, effective as of the Agreement Date.

Seller:                           Verde Investments, Inc.,
                                  an Arizona corporation,

                                  By:      __________________________________
                                  Name:    __________________________________
                                  Its:     __________________________________

Buyer:                            Ugly Duckling Car Sales, Inc.
                                  an Arizona corporation

                                  By:      __________________________________
                                  Name:    __________________________________
                                  Its:     __________________________________

                                  Champion Acceptance Corporation,
                                  an Arizona corporation

                                  By:      ___________________________________
                                  Name:    ___________________________________
                                  Its:     ___________________________________

Received and accepted with signatures of Seller and Buyer this ____ day of __________, 1996.

                                  Lawyers Title of Arizona, Inc.

                                  By:      __________________________________
                                  Name:    __________________________________
                                  Its:     __________________________________

                                    EXHIBITS

A-1      Owned Properties

A-2      Leased Properties

B        Deed

C.       Lease Assignment

D.       Purchase Price Allocation Schedule

                                   EXHIBIT A-1

                                OWNED PROPERTIES


1.    Grant/Oracle Dealership
      2301 North Oracle
      Tucson, Arizona  85705

2.    24th Street/Van Buren Dealership
      330 North 24th Street
      Phoenix, Arizona  85006

3.    Alma School/Broadway Dealership
      333 South Alma School
      Mesa, Arizona  85210

4.    19th Avenue Dealership
      9650 North 19th Avenue
      Phoenix, Arizona  85021

5.    51st Avenue/Glendale Dealership
      5104 West Glendale Avenue
      Glendale, Arizona  85301

6.    Glendale Dealership
      5017 West Glendale Avenue
      Glendale, Arizona  85301

7.    Tucson Credit Corp. Offices
      3434 East Broadway
      Tucson, Arizona  85716

8.    Gilbert Credit Corp. Office
      1030 North Colorado
      Gilbert, Arizona  85233

9.    Tempe Reconditioning Facilities
      1002 South 52nd Street
      Tempe, Arizona  85281

                                   EXHIBIT A-2

                     LEGAL DESCRIPTION OF LEASED PROPERTIES

1.    Park/Ajo Dealership
      3737 South Park
      Tucson, Arizona  85713

2.    19th Avenue Dealership
      9630 North 19th Avenue
      Phoenix, Arizona  85021

                                    EXHIBIT B


WHEN RECORDED, RETURN TO:
Steven P. Johnson, Esq.
2525 East Camelback Road, Suite 1150
Phoenix, Arizona  85016

                              SPECIAL WARRANTY DEED

         In consideration of Ten Dollars ($10.00) and other valuable consideration received by Verde Investments, Inc., an Arizona corporation ("Grantor") from Ugly Duckling Car Sales, Inc., an Arizona corporation ("Grantee"), Grantor hereby grants and conveys to Grantee all right, title and interest of Grantor in and to the real Properties located in Maricopa County, Arizona and described in Exhibit A attached hereto and incorporated herein. The title to the real Properties conveyed hereby is warranted by Grantor against its acts and none other, subject to all matters of public record.

Dated: _________________, 1996      Verde Investments, Inc.,
                                             an Arizona corporation

                                             By:      __________________________
                                             Name:    __________________________
                                             Its:     __________________________

STATE OF ARIZONA  )
                           )ss
COUNTY OF MARICOPA         )

         Acknowledged before me this ____ day of _________________, 1996 by ___________________, as _____________________ of Verde Investments, Inc., an
Arizona corporation.

                                                      __________________________
                                                      Notary Public

My commission expires:

_______________________

                                    EXHIBIT C


                            ASSIGNMENT AND ASSUMPTION
                                       OF
                                      LEASE

ASSIGNMENT DATE:             __________________, 1996

ASSIGNOR:                    VERDE INVESTMENTS, INC.
                             2525 EAST CAMELBACK ROAD, SUITE 1150
                             PHOENIX, ARIZONA 85016

ASSIGNEE:                    UGLY DUCKLING CAR SALES, INC.
                             2525 EAST CAMELBACK ROAD, SUITE 1150
                             PHOENIX, ARIZONA 85016

LANDLORD:                    ____________________________
                             ____________________________
                             ____________________________
                             ____________________________



                                    RECITALS.

         1. Landlord owns the real property located at ____________________ (the "Property").

         2. Landlord leases the Property to Assignor pursuant to a written agreement dated __________________, a copy of which is attached hereto (the "Lease").

         3. Assignor seeks to assign the Lease to Assignee and Assignee seeks to assume all obligations of Assignor under the Lease accruing after the Assignment Date.

         4. Assignor and Assignee seek the consent of Landlord to the assignment and assumption of the Lease.

         NOW, THEREFORE, in consideration of the acknowledgments, representations, warranties and covenants of the respective parties stated herein, Assignor, Assignee and Landlord hereby mutually agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor in and to the Lease as of the Assignment Date. Assignee hereby accepts the assignment of Assignor's interests in the Lease and hereby assumes and agrees to perform all obligations of the Assignor under the Lease accruing after the Assignment Date. On the Assignment Date, Assignee shall pay to Assignor $______________ in immediately available funds to reimburse Assignor for the $_____________ security deposit paid by Assignor to Landlord under the Lease (the "Security Deposit"). Assignor hereby assigns to Assignee the Security Deposit and acknowledges that any refund of the Security Deposit shall be made exclusively to Assignee.

         2. CONSENT. Landlord hereby consents to the assignment and assumption of the Lease, effective as of the Assignment Date. Landlord acknowledges Assignor's assignment of the Security Deposit to Assignee and acknowledges that any refund of the Security Deposit shall be made exclusively to Assignee. Landlord hereby releases and discharges Assignor from all obligations under the Lease accruing after the Assignment Date.

         3. GENERAL PROVISIONS. Except as modified by this Assignment and Assumption of Lease (this "Assignment"), the Lease remains in full force and effect. This Assignment evidences the entire agreement among the parties regarding the subject matter hereof and all prior and contemporaneous oral or written statements are superseded by this Assignment.

         IN WITNESS WHEREOF, the undersigned have read this Assignment and acknowledge their understanding and acceptance of this Assignment as of the Assignment Date.

ASSIGNOR:                            Verde Investments, Inc.,
                                     an Arizona corporation

                                     By:      __________________________________
                                     Name:    __________________________________
                                     Its:     __________________________________

ASSIGNEE:                            Ugly Duckling Car Sales, Inc.,
                                     an Arizona corporation

                                     By:      __________________________________
                                     Name:    __________________________________
                                     Its:     __________________________________

LANDLORD:                            ___________________________________________
                                     ___________________________________________

                                    EXHIBIT D

                            PURCHASE PRICE ALLOCATION

PROPERTIES                                                PURCHASE PRICE
- ----------                                                --------------
Grant/Oracle Dealership                                      $800,000.00
24th Street/Van Buren Dealership                             $800,000.00
Alma School/Broadway Dealership                            $1,600,000.00
19th Avenue/Mountain View Dealership                         $500,000.00
51st Avenue/Glendale Dealership                              $600,000.00
Glendale Avenue Dealership                                   $750,000.00
Tucson Credit Corp. Offices                                $1,000,000.00
Gilbert Credit Corp. Offices                                 $800,000.00
Tempe Reconditioning Facilities                              $600,000.00
                                                          --------------

TOTAL                                                      $7,450,000.00

                                 FIRST AMENDMENT
                                       TO
                              LAND LEASE AGREEMENT
                             ORACLE/GRANT DEALERSHIP


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

LAND:                               2301 NORTH ORACLE ROAD
                                    TUCSON, ARIZONA


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Land Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Land and leases the Land to Tenant pursuant to a Land Lease Agreement dated January 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Land by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Land Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Land pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Land Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Land Term ("Land Rent"). The Land Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Six Thousand Six Hundred Sixty-Six and 67/100 Dollars

        ($6,666.67). The Land Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                              LAND LEASE AGREEMENT
                        24TH STREET/VAN BUREN DEALERSHIP


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

LAND:                               330 NORTH 24TH STREET
                                    PHOENIX, ARIZONA 85006


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Land Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Land and leases the Land to Tenant pursuant to a Land Lease Agreement dated November 1, 1993 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Land by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Land Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Land pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Land Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Land Term ("Land Rent"). The Land Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($6,667.00). The Land Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                              LAND LEASE AGREEMENT
                         ALMA SCHOOL/BROADWAY DEALERSHIP


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

LAND:                               333 SOUTH ALMA SCHOOL
                                    MESA, ARIZONA 85210


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Land Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Land and leases the Land to Tenant pursuant to a Land Lease Agreement dated April 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Land by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Land Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Land pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Land Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

               3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Land Term ("Land Rent"). The Land Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Thirteen Thousand Three Hundred Thirty-Three Dollars ($13,333.00). The Land Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                   a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                            BUILDING LEASE AGREEMENT
                      19TH AVENUE/MOUNTAIN VIEW DEALERSHIP


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

PROPERTY:                           9650 NORTH 19TH AVENUE AND
                                    9630 NORTH 19TH AVENUE
                                    PHOENIX, ARIZONA 85021


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Building Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Property at 9650 North 19th Avenue and holds a leasehold interest in the Property at 9630 North 19th Avenue and Landlord leases the Property to Tenant pursuant to a Building Lease Agreement dated April 15, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Property at 9650 North 19th Avenue by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Building Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Property at 9650 North 19th Avenue pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Building Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Building Term ("Building Rent"). The Building Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Seven Thousand Two Hundred Eighty-Four and 67/100 Dollars ($7,284.67). The Building Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                              LAND LEASE AGREEMENT
                         51ST AVENUE/GLENDALE DEALERSHIP



FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

LAND:                               5104 WEST GLENDALE AVENUE
                                    GLENDALE, ARIZONA 85301


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Land Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Land and leases the Land to Tenant pursuant to a Land Lease Agreement dated April 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Land by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Land Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Land pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Land Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Land Term ("Land Rent"). The Land Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Five Thousand Dollars ($5,000.00). The Land Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                                                       EXHIBIT D

                                 FIRST AMENDMENT
                                       TO
                            BUILDING LEASE AGREEMENT
                           TUCSON CREDIT CORP. OFFICES


FIRST AMENDMENT DATE:               IPO COMPLETION DATE


LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             CHAMPION ACCEPTANCE CORPORATION
                                    F/K/A UGLY DUCKLING CREDIT CORPORATION
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

PROPERTY:                           3434 EAST BROADWAY BOULEVARD
                                    TUCSON, ARIZONA


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Building Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Property and leases the Property to Tenant pursuant to a Building Lease Agreement dated January 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Property by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Building Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Property pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Building Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Building Term ("Building Rent"). The Building Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Eight Thousand Three Hundred Thirty-Three and 33/100 Dollars ($8,333.33). The Building Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Champion Acceptance Corporation
                                    f/k/a Ugly Duckling Credit Corporation
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                              LAND LEASE AGREEMENT
                          GILBERT CREDIT CORP. OFFICES


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             CHAMPION ACCEPTANCE CORPORATION
                                    F/K/A UGLY DUCKLING CREDIT CORPORATION
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

LAND:                               1030 NORTH COLORADO
                                    GILBERT, ARIZONA 85233


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Land Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Land and leases the Land to Tenant pursuant to a Land Lease Agreement dated July 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Land by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Land Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Property pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Land Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Land Term ("Land Rent"). The Land Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($6,667.00). The Land Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Champion Acceptance Corporation,
                                    f/k/a Ugly Duckling Credit Corporation
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                            BUILDING LEASE AGREEMENT
                          TEMPE RECONDITIONING FACILITY



FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LANDLORD:                           VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

TENANT:                             CHAMPION ACCEPTANCE CORPORATION
                                    F/K/A UGLY DUCKLING CREDIT CORPORATION
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

PROPERTY:                           1002 SOUTH 52ND STREET
                                    TEMPE, ARIZONA


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Building Lease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Landlord owns the Property and leases the Property to Tenant pursuant to a Building Lease Agreement dated February 1, 1994 (the "Lease").

        3. Landlord and Tenant have entered into an Agreement For Purchase And Sale of Property for the sale of the Property by Landlord to Tenant (the "Purchase Agreement").

        4. Tenant has requested that Landlord reduce the Building Rent payable by Tenant from and after the First Amendment Date to the date of Tenant's acquisition of the Property pursuant to the Purchase Agreement.

        5. Landlord is willing to consent to the reduction of the Building Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Landlord and Tenant hereby mutually agree to the following amendments to the Lease, all effective as of the First Amendment Date:

        Section 3.1 of the Lease is entirely amended and restated as follows:

        3.1 Amount. Commencing on the First Amendment Date, Tenant shall pay to Landlord rent for each month of the Building Term ("Building Rent"). The Building Rent payable by Tenant to Landlord for each month after the First Amendment Date shall be Five Thousand Dollars ($5,000.00). The Building Rent shall be payable in monthly installments on the first day of each calendar month during the Lease Term, commencing on the First Amendment Date.

Except as modified by this First Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Champion Acceptance Corporation
                                    f/k/a Ugly Duckling Credit Corporation
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                 FIRST AMENDMENT
                                       TO
                               SUBLEASE AGREEMENT


FIRST AMENDMENT DATE:               IPO COMPLETION DATE

LESSEE:                             VERDE INVESTMENTS, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

SUBLESSEE:                          UGLY DUCKLING CAR SALES, INC.
                                    2525 EAST CAMELBACK ROAD, SUITE 1150
                                    PHOENIX, ARIZONA 85016

PROPERTY:                           3737 SOUTH PARK
                                    TUCSON, ARIZONA 85713


                                    RECITALS

        The parties acknowledge that the following recitals are true, correct and a material part of this First Amendment to Sublease Agreement (this "First Amendment"):

        1. Unless otherwise defined in this First Amendment, all capitalized terms used herein shall have the definitions ascribed thereto in the Lease. For purposes of this First Amendment, the IPO Completion Date shall be the first day of the first calendar month after Ugly Duckling Corporation completes a sale of its equity securities pursuant to a public offering registered with the Securities and Exchange Commission.

        2. Lessee leases the Property to Sublessee pursuant to a Sublease Agreement dated January 1, 1994 (the "Sublease").

        3. Sublessee has requested that Lessee reduce the Sublease Rent payable by Sublessee from and after the First Amendment Date.

        4. Lessee is willing to consent to the reduction of the Sublease Rent under the terms and conditions stated in this First Amendment.

        NOW, THEREFORE, in consideration of the respective covenants of the parties stated herein and the respective performances of the parties required hereby, Lessee and Sublessee hereby mutually agree to the following amendments to the Sublease, all effective as of the First Amendment Date:

        Section 3.1 of the Sublease is entirely amended and restated as follows:

        3.1 Sublease Rent. Commencing on the First Amendment Date, Sublessee shall pay to Lessee rent for each month of the Term ("Sublease Rent"). The Sublease Rent payable by Sublessee to Lessee for each month after the First Amendment Date shall be Twelve Thousand Five Hundred Dollars ($12,500.00). The Sublease Rent shall be payable in monthly installments on the first day of each calendar month during the

        Term, commencing on the First Amendment Date. Upon any increase in rent payable under the Lease, the Sublease Rent shall be increased by the same amount.

        Section 3.3 of the Sublease is deleted.

Except as modified by this First Amendment, the Sublease remains in full force and effect and is hereby ratified and affirmed by Lessee and Sublessee, all effective as of the First Amendment Date.

        IN WITNESS WHEREOF, Lessee and Sublessee have caused this First Amendment to be executed as of the dates shown below, effective as of the First Amendment Date. Though executed prior to the First Amendment Date, this First Amendment shall not be effective until the First Amendment Date.

Landlord:                           Verde Investments, Inc.,
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Tenant:                      Ugly Duckling Car Sales, Inc.
                                    an Arizona corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

Approved by Ugly Duckling Corporation, a Delaware corporation, as guarantor of the Lease.

                                    Ugly Duckling Corporation,
                                    a Delaware corporation

                                    By:     __________________________________
                                    Name:   __________________________________
                                    Its:    __________________________________
                                    Date:   __________________________________

                                       2